UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 10, 2005

Commission File Number	Exact name of registrant as specified in its charter	IRS Employer Identification No.
1-12577	SITEL CORPORATION	47-0684333

MINNESOTA

(State or Other Jurisdiction of Incorporation or Organization)

7277 WORLD COMMUNICATIONS DRIVE OMAHA, NEBRASKA		68122
(Address of Principal Executive Offices)		(Zip Code)

(402) 963-6810
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b)

Resignation of Principal Accounting Officer. On October 10, 2005, Donald J. Vrana submitted his resignation effective October 21, 2005 from employment with the Company. As senior vice president and controller, Mr. Vrana had served as the Company’s principal accounting officer.

(c)

Appointment of New Principal Accounting Officer. The Company has this date appointed Scott W. Behrens to serve as principal accounting officer effective upon Mr. Vrana’s departure. Mr. Behrens, 34, has been the Company’s Director of Financial Reporting since April 14, 2003. Mr. Behrens is a Certified Public Accountant. Prior to joining the Company, Mr. Behrens spent ten years with Deloitte & Touche LLP in its Omaha, Nebraska office. He served in various positions, most recently as an Audit Senior Manager.

SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SITEL Corporation
(Registrant)

Date: October 14, 2005	By /s/	Jorge A. Celaya
Jorge A. Celaya
Chief Financial Officer